UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 19, 2008
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) On February 20, 2008, Tween Brands, Inc. (the “Company”) announced the resignation of Paul C. Carbone as Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, effective February 19, 2008.
(c) Also on February 20, 2008, the Company announced that Kenneth T. Stevens, the Company’s President and Chief Operating Officer, had assumed the role of the Company’s Principal Financial Officer and Principal Accounting Officer effective February 19, 2008. The information regarding Mr. Stevens required by paragraphs (c)(2) and (c)(3) of Item 5.02 is contained on page 3 of the Company’s proxy statement for the 2007 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 17, 2007, and in Item 5.02(c) of the Company’s current report on Form 8-K, dated January 17, 2007, filed with the Securities and Exchange Commission on January 23, 2007, respectively, and is incorporated by reference herein. In addition, Mr. Stevens also serves on the Board of Directors of Virgin Mobile USA, Inc., a publicly held company.
The Company issued a press release announcing the events described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained or incorporated by reference in this Form 8-K contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “target,” “predict,” “believe,” “intend,” “plan,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “prospect,” “outlook,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause actual results to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this Form 8-K:
•	Changes in consumer spending patterns, consumer preferences and overall economic conditions;

•	Decline in the demand for our merchandise;

•	The impact of competition and pricing;

•	Effectiveness of our brand awareness and marketing programs;

•	A significant change in the regulatory environment applicable to our business;

•	Risks associated with our sourcing and logistics functions;

•	The impact of modifying and implementing new information technology systems;

•	Changes in existing or potential trade restrictions, duties, tariffs or quotas;

•	Currency and exchange risks;

•	Availability of suitable store locations at appropriate terms;

•	Ability to develop new merchandise;

•	Ability to hire and train associates;

•	The potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere;

•	Acts of terrorism in the U.S. or worldwide; and

•	Other risks that may be described in other reports and filings we make with the Securities and Exchange Commission.
Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the Company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Item 9.01. Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated February 20, 2008, entitled “Tween Brands Announces Chief Financial Officer Resignation.”

*	Filed with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.
Date: February 20, 2008	By:	/s/ Kenneth T. Stevens
Kenneth T. Stevens
President and Chief Operating Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release, dated February 20, 2008, entitled “Tween Brands Announces Chief Financial Officer Resignation.”

*	Filed with this report.